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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 1999


                           AAMES FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in Its Charter)


              Delaware                  0-19604                   95-340340
----------------------------          ------------           -------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)



                       350 South Grand Avenue, 52nd Floor
                          Los Angeles, California 90071
                    (Address of Principal Executive Offices)



                                 (323) 210-5000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

         Reference is made to the press release of Registrant issued on February 22, 1999 which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

         99       Press release issued February 22, 1999.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                              AAMES FINANCIAL CORPORATION


Dated:  February 24, 1999                     By:  /s/ Barbara S. Polsky
                                                   ----------------------------
                                                   Barbara S. Polsky
                                                   Executive Vice President,
                                                   General Counsel and Secretary




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                                  EXHIBIT INDEX


Exhibit No.                 Description of Exhibit
-----------                 ----------------------

   99                       Press release issued February 22, 1999




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